UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2004

TOWER AUTOMOTIVE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12733	41-1746238
(Commission File Number)	(IRS Employer Identification No.)

27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
(Address of Principal Executive Offices) (Zip Code)

(248) 675-6000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ( c))

Section 8 — Other Events

Item 8.01 Other Events.

Deferral of Dividend on Trust Preferred Securities

On December 3, 2004, Tower Automotive, Inc. (the “Company”) issued a press release announcing that it has deferred the dividend payment on the 6 3/4 % trust convertible preferred securities issued by the Tower Automotive Capital Trust, which is payable on December 31, 2004.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

c. Exhibits.

99.1 Press Release dated December 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER AUTOMOTIVE, INC. Registrant
Date: December 6, 2004	/s/ Christopher T. Hatto
Christopher T. Hatto
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 3, 2004.